Exhibit 9



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that EBSPSW Holding AG, PSW Holding AG, EBS Holding AG, Peter Steiner, Heinrich Baumann and Esther Baumann-Steiner (each a "Grantor") have made, constituted and appointed, and by these presents do make, constitute and appoint, Richard R. Howe ("Attorney") the true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, of Grantor, for and in Grantor's name, place and stead, in any and all capacities, to do all or any of the following acts, matters and things:

         7. To sign on behalf of Grantor statements on Schedule 13D or amendments thereto pursuant to Section 13(d) of the United States Securities Exchange Act of 1934.

         8. To do all such other acts and things as, in such Attorney's discretion, he deems appropriate or desirable for the purpose of filing such statements on Schedule 13D or amendments thereto.

         9. To appoint in writing one or more substitutes who shall have the power to act on behalf of Grantor as if that substitute or those substitutes shall have been originally appointed Attorney(s) by this Power of Attorney and/or to revoke any such appointment at any time without assigning any reason therefor.

         Grantor  hereby   ratifies  and  confirms  all  that  said  agents  and
attorneys-in-fact or any substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         The words Grantor and Attorney shall include all grantors and attorneys under this Power of Attorney.

         IN WITNESS WHEREOF, Grantor duly assents to this Power of Attorney by his signature as of the 14th day of June 1999.

                                            EBSPSW HOLDING AG



                                            By  /s/ Heinrich Baumann
                                              --------------------------------
                                              Heinrich Baumann, Chairman


                                            By  /s/ Peter Steiner
                                              --------------------------------
                                              Peter Steiner, Vice Chairman



                               Page 19 of 20 Pages

                                            PSW HOLDING AG



                                            By  /s/ Peter Steiner
                                              --------------------------------
                                               Peter Steiner, Chairman


                                            EBS HOLDING AG



                                            By  /s/ Esther Baumann-Steiner
                                              --------------------------------
                                              Esther Baumann-Steiner, Chairman


                                                /s/ Peter Steiner
                                              --------------------------------
                                              Peter Steiner


                                                /s/ Heinrich Baumann
                                              --------------------------------
                                              Heinrich Baumann


                                               /s/ Esther Baumann-Steiner
                                              --------------------------------
                                              Esther Baumann-Steiner



                               Page 20 of 20 Pages